Exhibit 32.1
CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
TEAMSTAFF, INC.
PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report of TeamStaff, Inc. (“TeamStaff”) on Form 10-Q for the period ending December 31, 2009 as filed with the Securities and Exchange Commission on the date hereof, the undersigned, being, Cheryl Presuto, Acting President and Chief Financial Officer and Principal Accounting Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
(1)	The report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	The information contained in the report fairly presents, in all material respects, the financial condition and results of operations of TeamStaff.
Date: February 16, 2010

/s/ Cheryl Presuto Cheryl Presuto Acting President and Chief Financial Officer (Principal Executive Officer and Principal Accounting Officer)
A signed original of this written statement required by Section 906 has been provided to TeamStaff and will be retained by TeamStaff and furnished to the Securities and Exchange Commission or its staff upon request.